UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2014

HAWAIIAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350

Honolulu, HI  96819

(Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Hawaiian Holdings, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., local time, at the Inter Island Conference Center, Honolulu International Airport, IIT#1, Ohi’a Room, 7th Floor, 400 Rodgers Boulevard, Honolulu, HI 96819, for the following purposes:

Proposal No. 1                 To elect nine directors from among the nominees described in the Company’s 2014 proxy statement filed with the Securities and Exchange Commission on April 11, 2014.

Proposal No. 2                 To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Proposal No. 3                 To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2014 proxy statement filed with the Securities and Exchange Commission on April 11, 2014.

Only stockholders of record at the close of business on March 24, 2014, the record date, were entitled to vote at the Annual Meeting.  At the record date, 53,053,436 shares of Common Stock and 3 shares of Special Preferred Stock were issued and outstanding.  Each share of Common Stock and Special Preferred Stock was entitled to one vote.  The Company had no other class of voting securities outstanding and entitled to vote at the meeting.  A total of 47,043,668 shares or 88.67% of total shares outstanding were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 Election of Directors

Proposal	Votes For	Votes Withheld	Broker Non- Votes	Outcome

Election of Gregory S. Anderson	35,727,150	362,596	10,953,922	Elected

Election of Mark B. Dunkerley	35,866,960	222,786	10,953,222	Elected

Election of Lawrence S. Hershfield	35,799,783	289,963	10,953,222	Elected

Election of Zac S. Hirzel	35,756,566	333,180	10,953,222	Elected

Election of Randall L. Jenson	35,631,535	458,211	10,953,222	Elected

Election of Bert T. Kobayashi, Jr.	35,819,916	269,830	10,953,222	Elected

Election of Tomoyuki Moriizumi	35,767,104	322,642	10,953,222	Elected

Election of Crystal K. Rose	35,805,763	283,983	10,953,222	Elected

Election of Richard N. Zwern	35,745,658	344,088	10,953,222	Elected

Proposal No. 2 Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

46,446,712	98,446	498,509	0	Approved

Proposal No. 3 Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s 2014 proxy statement filed with the Securities and Exchange Commission on April 11, 2014.

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

33,819,663	1,363,986	906,097	10,953,922	Approved

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 28, 2014	By:	/s/ Hoyt H. Zia
Hoyt H. Zia
Secretary